F I N A N C I A L R E S U L T S Second Quarter 2006 J U L Y 1 9, 2 0 0 6

2Q06 Managed Results1 ($ in millions) 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses. 2 Actual numbers for all periods, not over/under

2Q06 Significant Items ($ in millions) Card results benefited from continued low bankruptcy losses Corporate Trust business moved to Discontinued Operations in Corporate

Investment Bank ($ in millions) 1 Actual numbers for all periods, not over/under 2 Average Trading and Credit Portfolio VAR 3 Ratio is calculated excluding effect of SFAS 123R Net income of $839mm up 37% YoY and down 1% QoQ ROE of 16% on higher allocated capital of $21bn Record IB fees of $1.4 billion up 42% YoY driven by record equity and debt underwriting fees Fixed Income Markets up 43% YoY reflecting strength across most products Equities Markets reflects strong commissions; trading results higher than weak 2Q05, but lower than record 1Q06 Credit costs reflect portfolio activity and stable credit quality Expense up 35% YoY due to higher performance-based compensation

Retail Financial Services ($ in millions) 1 Actual numbers for all periods, not over/under Net income of $868 million down 11% YoY and 1% QoQ driven by weaker results in Mortgage Banking Continued growth in key business drivers; some pressure on rates and margins given competitive and market environment Credit quality stable across all businesses Expense reflects ongoing business investment and acquisition of CFS in 1Q06 Bank of New York conversion on target for the first half of 2007; Integration plans proceed as expected Completed sale of insurance business in July 2006

Regional Banking ($ in millions) 1 Actual numbers for all periods, not over/under Average deposits up 7% YoY; EOP balances down QoQ reflecting seasonality Branch production statistics YoY Checking accounts up 7% Credit card sales up 119% Mortgage loans up 46% Revenue up 4% YoY due to higher deposit and home equity balances, increased deposit- related fees and credit card sales Narrower spreads on deposits and loan portfolios YoY Expense up 5% reflecting increased net investments and acquisition of CFS in 1Q06 1Q06 includes seasonal tax business

Net income up due to improved spreads on lower balances Credit costs seasonally low Mortgage Banking & Auto Finance Auto Finance ($mm) 1 Actual numbers for all periods, not over/under Note: Results include loss on transfer of auto loans to held-for-sale of ($45)mm in 1Q06 Mortgage Banking ($mm) Increased originations and margins trending higher MSR risk management results down 1 Actual numbers for all periods, not over/under

Card Services (Managed) ($ in millions) 1 Actual numbers for all periods, not over/under Net income of $875mm up 61% YoY; ROO of 4.05% Avg outstandings of $137bn up 1% YoY and down 1% QoQ; EOP outstandings of $139bn up 1% YoY and 4% QoQ Balances negatively affected by continued high payment rates Completed acquisition of Kohl's private label portfolio with 21 million accounts and $1.6bn in loan balances (Sears Canada: 4Q05) Revenue down 2% YoY driven by: Narrower spread with managed margin down from 8.83% to 8.66% Partially offset by 1% increase in average loan balances and 12% increase in charge volume Credit costs include $90mm reserve release related to Hurricane Katrina Credit costs reflect continued low level of bankruptcy losses and strength in underlying credit quality Expense flat YoY due to merger savings offset by impact of Sears Canada and Kohl's acquisitions

Commercial Banking ($ in millions) 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities Net income of $283mm Loans up 10% YoY driven by growth across all segments Liability balances up 11% YoY Revenue up 9% YoY driven by wider spreads on higher liability balances and increased loan balances, partially offset by narrower loan spreads Investment Banking revenue from Commercial Banking clients up 24% YoY Credit costs down YoY due to prior year refinements in data used to estimate allowance; net charge-off rate reflects stable credit quality

Treasury & Securities Services ($ in millions) Beginning in 2Q06, Corporate Trust is excluded from TSS for all periods Record net income of $316mm up 68% YoY and 21% QoQ Pre-tax margin of 32% Liability balances up 26% YoY; Assets under custody up 19% YoY Record revenue up 12% YoY driven by wider spreads on higher liability balances, new business, organic growth, market appreciation and seasonally strong securities lending Expense down 4% YoY primarily due to absence of prior year charges related to termination of a client contract, partially offset by new business growth 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities

Asset & Wealth Management ($ in millions) 1 Actual numbers for all periods, not over/under 2 2Q06 & 1Q06 does not include the loans and deposits of BrownCo, which were both $3bn at the time of sale on November 30, 2005 Record net income of $343mm up 21% YoY Pre-tax margin of 34% Assets under management up 15% YoY, including Highbridge AUM of $11 billion up 52% YoY Record revenue of $1.6bn up 21% YoY due to increased assets under management Strong revenue growth in Private Bank Prior year results included BrownCo Expense up 18% YoY due to higher performance-related compensation, partially offset by sale of BrownCo in 4Q05

Corporate Total Corporate ($mm) Treasury ($mm) 2 Actual numbers for all periods, not over/under Private Equity ($mm) Other Corporate ($mm) 1 Discontinued operations relate to the sale of select corporate trust businesses, with net income of $56mm in 2Q06, $54mm in 1Q06 and $57mm in 2Q05

Capital Strength 1 Estimated for 2Q06 2 There is $7.1B remaining capacity from the $8B authorized by the Board in March 2006.

2Q06 Summary Assessment Record IB fees and solid markets results Very low wholesale and consumer credit costs Card results benefit from low bankruptcy losses Record revenue and earnings in Asset & Wealth Management and Treasury & Securities Services on strong underlying growth Retail Financial Services Growth in checking accounts, credit cards and mortgage originations Weaker results in Mortgage Banking Strong private equity gains Better results in Treasury NII and Other Corporate net income

Comments on Outlook Very favorable credit environment -- not expected to continue Wholesale and consumer net charge-off rates will eventually return to normalized levels Card: Given current economic conditions (i.e., low level of unemployment) and impacts of new minimum payment rules and change in bankruptcy law, expect 2007 net charge-offs to remain below historical average IB fee pipeline continues to be strong; trading environment could be tougher in 2H06 RFS - Margin expected to be stable or down modestly in continued flat yield curve environment Card Services Expect low growth in balances - continued high payment rates and good spend levels Revenue stable in near term, inclusive of minimum payment impact Corporate Private equity gains expected to be below the $300mm quarterly average in 2H06 2Q06 Treasury NII and Other Corporate results ex. one-time items sustainable in 2H06, with quarterly volatility Acquisitions/divestitures 2H06 will not include insurance business Expect Bank of New York transaction to close in early 4Q06

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, and in the Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov).